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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 20, 2001


                                MACROMEDIA, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        000-22688                                            94-31550268
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       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)

  600 TOWNSEND ST., SAN FRANCISCO, CA                                  94103
----------------------------------------                           ------------
(Address of principal executive offices)                            (Zip Code)

                                 (415) 252-2000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

     On March 20, 2001, we completed our acquisition of Allaire Corporation, a Delaware corporation. As a result of the transaction, we exchanged 0.2 shares of our stock and $3 in cash for each outstanding Allaire share upon closing, or a total of 5.6 million shares of Macromedia common stock and $83.3 million in cash for all outstanding Allaire shares. The source of the funds for this acquisition was a $65.0 million loan from Allaire and $18.3 million from our working capital. The loan from Allaire became an intercompany debt upon the closing of the transaction and will be eliminated in our consolidated financial statements. The transaction will be accounted for as a purchase business combination. As a result of the acquisition, we acquired certain plant, equipment or other physical property that Allaire used in its business and we intend to rationalize the continued use consistent with our long-term business objectives. Allaire provides Internet software products for companies building their businesses on the Web.

     In connection with the merger, we entered into employment agreements with nine employees of Allaire, including Jeremy Allaire, who joins us as our Chief Technology Officer, and Timothy Yeaton, who joins us as our General Manager, Server Product Group.

     A copy of the press release announcing the completion of the acquisition is attached as an exhibit under Item 7(c) of this report.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     We intend to file by amendment the required historical financial statements for Allaire not later than 60 days after the date that this Form 8-K must be filed.

     (b)  Pro Forma Financial Information.

     We intend to file by amendment the required pro forma financial statements reflecting the acquisition of Allaire not later than 60 days after the date that this Form 8-K must be filed.

     (c)  Exhibits.

     The exhibits to this report are listed in the Exhibit index set forth below.

          2.01 Amended and Restated Agreement and Plan of Merger dated January 29, 2001, by and among Macromedia, Inc., Alaska Acquisition Corporation, and Allaire Corporation. (1)

          2.02 Stock Option Agreement dated January 16, 2001 by and between Macromedia, Inc. and Allaire Corporation. (2)

          2.03 Form of Voting Agreement dated January 16, 2001, by and between Macromedia, Inc. and each of certain individual stockholders of Allaire Corporation. (3)

          99.01 Press Release dated January 16, 2001. (4)

          99.02 Press Release dated March 20, 2001. *

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(1)  Incorporated by reference to Exhibit 2.01 to the Registrant's Registration
Statement on Form S-4 (File No. 333-54930) filed with the Commission on February 2, 2001.

(2) Incorporated by reference to Exhibit 2.02 to the Registrant's Current Report on Form 8-K filed with the Commission on January 24, 2001.

(3) Incorporated by reference to Exhibit 2.03 to the Registrant's Current Report on Form 8-K filed with the Commission on January 24, 2001.

(4) Incorporated by reference to Exhibit 99.01 to the Registrant's Current Report on Form 8-K filed with the Commission on January 24, 2001.

*    Filed herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MACROMEDIA, INC.



Date:  April 3, 2001                   By: /s/ Elizabeth A. Nelson
                                           -------------------------------------
                                           Elizabeth A. Nelson, Executive Vice
                                           President and Chief Financial Officer


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